Exhibit 10.1

EXECUTION COPY

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 26, 2015, is by and among EPIQ SYSTEMS, INC., a Missouri corporation (the “Borrower”), the Guarantors signatories hereto, the Lenders signatories hereto, and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of August 27, 2013 (as amended by that certain First Amendment to Credit Agreement dated as of March 26, 2014, the “Existing Credit Agreement”); and

WHEREAS, the Borrower has requested that certain provisions of the Existing Credit Agreement be amended; and

WHEREAS, the Lenders are willing to make such additional amendments to the Existing Credit Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART 1.

DEFINITIONS

SUBPART 1.1 Certain Definitions. The following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Second Amendment Effective Date” shall have the meaning assigned to such term in the introductory paragraph of Part 3 hereof.

SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

PART 2.

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2. Except as so amended, the Existing Credit Agreement and all other Loan Documents shall continue in full force and effect.

SUBPART 2.1 Amendments to Section 1.01.

(a) The definition of “Applicable Margin” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Applicable Margin” means:

(a) For the purposes of calculating the interest rate applicable to the Term Loan, 2.75% per annum for Base Rate Loans, and (B) 3.75% per annum for Eurodollar Loans; and

(b) For the purposes of calculating (i) the interest rate applicable to Revolving Loans, (ii) the Commitment Fee pursuant to Section 2.11(a), and (iii) the LC Fee applicable to outstanding Letters of Credit pursuant to Section 2.11(b):

(A) From the Second Amendment Effective Date through the date on which the Borrower delivers its audited consolidated financial statements and Compliance Certificate for the fiscal year ending December 31, 2014 pursuant to Section 7.01(a) and 7.01(c), respectively, (1) 2.75% per annum for Base Rate Loans, (2) 3.75% per annum for Eurodollar Loans and the LC Fee payable pursuant to Section 2.11(b) and (3) 0.50% per annum for the Commitment Fee payable pursuant to Section 2.11(a); and

(B) Thereafter, the applicable percentage per annum set forth below, determined by reference to the Consolidated Total Net Leverage Ratio as set forth on the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.01(c):

Consolidated Total Net Leverage Ratio	Applicable Margin for Base Rate Loans	Applicable Margin for Eurodollar Loans and LC Fee under Section 2.11(b)	Applicable Margin for Commitment Fee under Section 2.11(a)
> 3.25 to 1.0	3.25%	4.25%	0.50%
≤ 3.25 to 1.0 but > 2.25 to 1.0	2.75%	3.75%	0.50%
≤ 2.25 to 1.0	2.25%	3.25%	0.375%

Changes in the Applicable Margin based upon changes in the Consolidated Total Net Leverage Ratio shall become effective on the third Business Day following the date that the required consolidated financial statements are delivered to the Administrative Agent pursuant to Section 7.01(a) or Section 7.01(b), as applicable, accompanied by a Compliance Certificate in accordance with Section 7.01(c), demonstrating the computation of the Consolidated Total Net Leverage Ratio. Notwithstanding the foregoing provisions, if the Borrower has failed to timely deliver its consolidated financial statements referred to in Section 7.01(a) or Section 7.01(b), accompanied by a Compliance Certificate in accordance with Section 7.01(c), and such failure has continued for five Business Days, the Applicable Margin at such time shall be the highest percentage indicated therefor in the above matrix unless waived by the Administrative Agent and the Required Lenders, regardless of the Consolidated Total Net Leverage Ratio at such time (provided that the Applicable Margin shall be determined based on the Consolidated Total Net Leverage Ratio at and after such financial statements and Compliance Certificate are delivered to the Administrative Agent and the Lenders). The above matrix does not modify or waive, in any respect, any rights of the Administrative Agent and the Lenders to charge any default rate of interest in accordance with the terms hereof or any of the other rights and remedies of the Administrative Agent and the Lenders hereunder. Notwithstanding anything to the contrary contained herein, the determination of the Applicable Margin for any period shall be subject to the provisions of Section 2.09(h).

(b) The definition of “Consolidated EBITDA” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus, without duplication (a) the sum of the following to the extent deducted in calculating such Consolidated Net Income (except in the case of clause (xi) below): (i) Consolidated Interest Charges, (ii) the provision for federal, state, local, franchise and foreign income taxes payable by the Borrower and its Subsidiaries, (iii) depreciation and amortization expense, (iv) other losses and non-recurring expenses of the Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (v) costs, fees and expenses incurred in connection with the Transaction; provided the aggregate amount added back pursuant to this clause (v) for all periods shall not exceed $8,500,000, (vi) unamortized costs, fees and expenses incurred in connection with (A) permitted Investments, issuances of Equity Interests, issuances of Indebtedness and dispositions, in each case, solely to the extent permitted under this Agreement, in an aggregate amount not to exceed $5,000,000 in any trailing twelve month period and (B) any Acquisition (occurring prior to, on or subsequent to the Closing Date) whether or not consummated (including bonuses paid to employees on or about the applicable closing date in connection therewith) in an aggregate amount not to exceed $10,000,000 in any trailing twelve month period, (vii) expenses and charges which will be indemnified or reimbursed to the extent such amounts are covered by funds in a valid escrow account or similar arrangement, (viii) technology expenses in connection with any data center transition and/or consolidation that have been incurred prior to the Closing Date or within six months thereafter in an aggregate amount not to exceed $4,000,000, (ix) additional technology expenses incurred after the Closing Date in connection with any data center transition and/or consolidation in an aggregate amount not to exceed $4,000,000 in any trailing twelve month period, (x) one time compensation charges incurred in connection with Permitted Acquisitions, including, but not limited to, stay bonuses paid to existing management and severance costs in an aggregate amount not to exceed $3,000,000 in any trailing twelve month period; provided that stay bonuses may only be included pursuant to this clause (x) for the eighteen (18) month period immediately following the consummation of the Permitted Acquisition pursuant to which the stay bonus was created, (xi) cash proceeds of business interruption insurance, (xii) cash purchase price adjustments paid to sellers in connection with Permitted Acquisitions, (xiii) [reserved], (xiv) integration and reorganization charges incurred prior to December 31, 2013 in an aggregate amount not to exceed $1,000,000, (xv) charges, fees, costs and expenses incurred or paid in connection with the Loan Documents, (xvi) with respect to any trailing twelve month period that includes a fiscal quarter period ending on or prior to December 31, 2015, Proxy Contest and Strategic Review Costs in an aggregate amount not to exceed $6,000,000 in such trailing twelve month period and (xvii) for any trailing twelve month period ending after the Second Amendment Effective Date, severance and reorganization costs, in each case, incurred prior to December 31, 2015, in an aggregate amount not to exceed $1,000,000 for such twelve month period; provided that in no event shall the aggregate amount added back pursuant to clauses (vi), (ix) and (x) above in any trailing twelve month period exceed 10% of Consolidated EBITDA for such period minus (b) each of the following to the extent included in calculating such Consolidated Net Income: (i) federal, state, local and foreign income tax credits and (ii) all items increasing Consolidated Net Income which are non-cash and are not expected to convert to cash within one year.

(c) The definition of “Consolidated Net Income” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Consolidated Net Income” means for any period, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; (i) provided that, without duplication, each of the following shall be excluded in the determination of Consolidated Net Income for any applicable period: (a) any extraordinary gains and charges for such period, (b) the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income, (c) any impairment charges or asset write-offs or write downs related to intangible assets and the amortization of intangibles arising pursuant to GAAP, (d) any non-cash compensation charge or expense, (e) the income (or loss) of any Person that is not a wholly-owned Subsidiary of the Borrower except to the extent of the amount of dividends or other distributions actually paid in cash by such Person to the Borrower or any of its Subsidiaries during such period and the payment of such dividends or distributions was not at the time subject to the consent of a third party or prohibited by operation of the terms of its charter or of any agreement, instrument, judgment decree, order, rule or governmental regulation applicable to such Person, (f) the cumulative effect of foreign currency translations during such period to the extent included in Consolidated Net Income, (g) any gains or losses from discontinued operations, (h) any after-tax gains or losses attributable to Asset Sales or other asset dispositions outside of Ordinary Course of Business (including events resulting in Insurance and Condemnation Events) and (i) net after-tax income attributable to the early extinguishment of Indebtedness, and (ii) plus, without duplication, the sum of the following to the extent deducted in calculating such Consolidated Net Income for such period: (a) charges and expenses related to contingent and/or deferred consideration in connection with Permitted Acquisitions and (b) for any trailing twelve month period that includes a fiscal quarter ending on or after January 1, 2014 and on or prior to September 30, 3014 (each such fiscal quarter, a “Severance Period”), severance and reorganization costs and expenses incurred during such Severance Period in an aggregate amount not to exceed (1) $2,700,000 for the Severance Period ending March 31, 2014, (2) $9,300,000 for the Severance Period ending June 30, 2014, (3) $1,300,000 for the Severance Period ending September 30, 2014 and (4) $350,000 for the Severance Period ending December 31, 2014.

(d) Clause (g) of the definition of “Excess Cash Flow” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(g) all cash items (I) added back to Consolidated Net Income in the calculation of Consolidated EBITDA for such period pursuant to clause (a) of the definition of Consolidated EBITDA, (II) added back to net income (or loss) in the calculation of Consolidated Net Income for such period pursuant to clause (ii) of the definition of Consolidated Net Income and (III) of the type described in clause (ii) of the definition of Consolidated Net Income to the extent paid by the Borrower in cash after the last day of such fiscal year and prior to the date that the applicable prepayment from Excess Cash Flow is required by Section 2.13(b)(iv) for such fiscal year (provided that any such items described in clause (II) of this clause (g) that was deducted for a prior fiscal year pursuant to clause (III) hereof may not be deducted pursuant to clause (II) hereof when calculating Excess Cash Flow for the subsequent fiscal year in which such cash item was paid),

(e) The following new definitions are hereby added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:

“Proxy Contest and Strategic Review Costs” means fees, costs and expenses incurred by the Borrower in connection with or in response to action taken by (or proposed to be taken by) any of the Borrower’s stockholders to engage in a potential proxy contest or to encourage or otherwise require the Borrower to consider its potential strategic or financial alternatives. These costs include, without limitation, costs incurred by the Borrower for travel and related expenses and to analyze, respond to, dispute, negotiate or litigate and/or settle such proxy contests and potential (and effectuated if any) strategic or financial alternatives including to engage and pay fees to outside legal counsel, financial public relations firms, rights agents, proxy solicitors, investment bankers and other advisers, agents and representatives to assist the Borrower in developing, analyzing, disclosing and implementing the Borrower’s response(s) to any such proxy contest or the evaluation and engagement of potential strategic or financial alternatives.

“Second Amendment Effective Date” means January 26, 2015.

PART 3.

CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof (the “Second Amendment Effective Date”) upon receipt by the Administrative Agent of counterparts of this Amendment, which collectively shall have been duly executed on behalf of each Credit Party, the Administrative Agent, the Required Lenders and each Term Lender, and thereafter this Amendment shall be known, and may be referred to, as the “Second Amendment”:

SUBPART 3.1 Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each Credit Party, the Required Lenders and the Administrative Agent.

SUBPART 3.2 Amendment Fees. The Administrative Agent shall have received, with respect to each Lender that approves this Amendment, an amendment fee equal to 10 basis points on the aggregate principal amount of the sum of (A) the Revolving Commitment of such Lender and (B) the outstanding principal amount of the Term Loan held by such Lender under the Existing Credit Agreement, in each case as of the Second Amendment Effective Date immediately prior to giving effect to this Amendment.

SUBPART 3.3 Other Fees and Out of Pocket Costs. The Borrower shall have paid the reasonable and documented out-of-pocket costs (to the extent invoiced) incurred by the Administrative Agent (including the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel).

PART 4.

MISCELLANEOUS

SUBPART 4.1 Representations and Warranties. The Credit Parties hereby represent and warrant to the Administrative Agent and the Lenders that (a) after giving effect to this Amendment, (i) no Default or Event of Default exists under the Amended Credit Agreement or any of the other Loan Documents and (ii) the representations and warranties set forth in Article VI of the Existing Credit Agreement or in the other Loan Documents are true and correct in all material respects (except that if any such representation or warranty contains any materiality qualifier, such representation or warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects (except that if any such representation or warranty contains any materiality qualifier, such representation or warranty shall be true and correct in all respects) as of the date when made (except that for purposes of this Subpart 4.1, the representations and warranties contained in Section 6.05(a) and (b) of the Existing Credit Agreement, shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.01(a) and (b) of the Existing Credit Agreement, respectively).

SUBPART 4.2 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Amended Credit Agreement and acknowledges and reaffirms (i) that it is bound by all terms of the Amended Credit Agreement and (ii) that it is responsible for the observance and full performance of the Obligations. Without limiting the generality of the proceeding sentence, (i) each of the Guarantors restates that it jointly and severally guarantees the prompt payment when due of all Obligations, in accordance with, and pursuant to the terms of, Article IV of the Amended Credit Agreement and (ii) each of the Credit Parties agrees that all references in the Security Agreement and the other Collateral Documents to the term “Secured Obligations” shall be deemed to include all of the obligations of the Credit Parties to the Lenders and the Administrative Agent, whenever arising, under the Amended Credit Agreement, the Collateral Documents or any of the other Loan Documents (including, but not limited to, any interest, expenses and cost and charges that accrue after the commencement by or against any Credit Party or any Affiliate thereof or any proceedings under any Debtor Relief Laws naming such Person as the debtor in such proceeding).

SUBPART 4.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.4 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 4.5 References in Other Loan Documents. At such time as this Amendment shall become effective pursuant to the terms of Part 3, all references in the Amended Credit Agreement to the “Agreement” or in any other Loan Document to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment.

SUBPART 4.6 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy or other electronic means (including email .pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

SUBPART 4.7 Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SUBPART 4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 4.9 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Section 11.08 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	EPIQ SYSTEMS, INC.,
as the Borrower

	By:	/s/ Karin-Joyce Tjon
	Name:	Karin-Joyce Tjon
	Title:	Executive Vice President & Chief Financial Officer

GUARANTORS:	EPIQ SYSTEMS ACQUISITION, INC.,
as a Guarantor

	By:	/s/ Karin-Joyce Tjon
	Name:	Karin-Joyce Tjon
	Title:	Executive Vice President & Chief Financial Officer

EPIQ CLASS ACTION & CLAIMS SOLUTIONS, INC.,
as a Guarantor

	By:	/s/ Karin-Joyce Tjon
	Name:	Karin-Joyce Tjon
	Title:	Executive Vice President & Chief Financial Officer

EPIQ BANKRUPTCY SOLUTIONS, LLC,
as a Guarantor

	By:	/s/ Karin-Joyce Tjon
	Name:	Karin-Joyce Tjon
	Title:	Executive Vice President & Chief Financial Officer

HILSOFT, INC.,
as a Guarantor

	By:	/s/ Karin-Joyce Tjon
	Name:	Karin-Joyce Tjon
	Title:	Executive Vice President & Chief Financial Officer

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

EPIQ EDISCOVERY SOLUTIONS, INC.,
as a Guarantor

By:	/s/ Karin-Joyce Tjon
Name:	Karin-Joyce Tjon
Title:	Executive Vice President & Chief Financial Officer

ENCORE LEGAL SOLUTIONS, INC., as a Guarantor

By:	/s/ Karin-Joyce Tjon
Name:	Karin-Joyce Tjon
Title:	Executive Vice President & Chief Financial Officer

DE NOVO LEGAL, LLC, as a Guarantor

By:	/s/ Karin-Joyce Tjon
Name:	Kari- Joyce Tjon
Title:	Executive Vice President & Chief Financial Officer

EPIQ SYSTEMS HOLDINGS, LLC, as a Guarantor

By:	/s/ Karin-Joyce Tjon
Name:	Karin-Joyce Tjon
Title:	Executive Vice President & Chief Financial Officer

EPIQ TECHNOLOGY, LLC, as a Guarantor

By:	/s/ Karin-Joyce Tjon
Name:	Karin-Joyce Tjon
Title:	Executive Vice President & Chief Financial Officer

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent, a Lender,
Swing Line Lender and LC Issuer

	By:	/s/ David A. Wild
	Name:	David A. Wild
	Title:	Senior Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	FirstMerit Bank, N.A.,
as a Lender

	By:	/s/ Timothy Daniels
	Name:	Timothy Daniels
	Title:	Senior Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

APOSTLE LOOMIS SAYLES CREDIT
OPPORTUNITIES FUND
As Lender

	By:	Loomis, Sayles & Company, L.P.
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated
Its General Partner

LENDER:
as a Lender

	By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND
As Lender

	By:	Loomis, Sayles & Company, L.P.
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated
Its General Partner

LENDER:
as a Lender

	By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC
As Lender

	By:	Loomis, Sayles & Company, L.P.
Its Managing Member

	By:	Loomis, Sayles & Company, Incorporated
Its General Partner

LENDER:
as a Lender

	By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND
As Lender

	By:	Loomis, Sayles & Company, L.P.
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated
Its General Partner

LENDER:
as a Lender

	By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Golub Capital Partners CLO 10, Ltd.,
as a Lender

	By:	/s/ Chris Jamieson
	Name:	Chris Jamieson
	Title:	Portfolio Manager

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Golub Capital Partners CLO 11, Ltd.,
as a Lender

	By:	/s/ Chris Jamieson

	Name:	Chris Jamieson
	Title:	Portfolio Manager

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Golub Capital Partners CLO 14, Ltd.,
as a Lender

	By:	/s/ Chris Jamieson
	Name:	Chris Jamieson
	Title:	Portfolio Manager

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Golub Capital Partners CLO 15, Ltd.,
as a Lender

	By:	/s/ Chris Jamieson
	Name:	Chris Jamieson
	Title:	Portfolio Manager

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Golub Capital Partners CLO 19(B), Ltd.,
as a Lender

	By:	/s/ Chris Jamieson
	Name:	Chris Jamieson
	Title:	Portfolio Manager

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Golub Capital Partners CLO 23(B), Ltd.,
as a Lender

	By:	/s/ Chris Jamieson
	Name:	Chris Jamieson
	Title:	Portfolio Manager

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	AMMC CLO IX, LIMITED

as a Lender

	By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	AMMC CLO X, LIMITED
as a Lender

	By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	AMMC CLO XI, LIMITED
as a Lender

	By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	AMMC CLO XII, LIMITED
as a Lender

	By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	AMMC CLO XIII, LIMITED
as a Lender

	By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	ASF1 Loan Funding LLC,

as a Lender

	By:	/s/ Lauri Pool
	Name:	Lauri Pool
	Title:	Associate Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	RAYMOND JAMES BANK, N.A.
as a Lender

	By:	/s/ Kathy Bennett
	Name:	Kathy Bennett
	Title:	SVP

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	UBS AG, Stamford Branch

as a Lender

	By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director
Banking Products Services, US

	By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director
Banking Products Services, US

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	JMP CREDIT ADVISORS CLO II LTD.
	By:	JMP Credit Advisors LLC, As Attorney-in-Fact

	By:	/s/ April Lowry
	Name:	April Lowry
	Title:	Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	JMP CREDIT ADVISORS CLO III LTD.
	By:	JMP Credit Advisors LLC, As Attorney-in-Fact

	By:	/s/ April Lowry
	Name:	April Lowry
	Title:	Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	DENALI CAPITAL CLO VII, LTD.

as a Lender

	By:	/s/ Nicole Kouba
	Name:	Nicole Kouba
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	DENALI CAPITAL CLO X, LTD.

as a Lender

	By:	/s/ Nicole Kouba
	Name:	Nicole Kouba
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Bronco Trading, LLC,

as a Lender

	By:	/s/ Joshua Lowe
	Name:	Joshua Lowe
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Davidson River Trading, LLC,

as a Lender

	By:	/s/ Joshua Lowe
	Name:	Joshua Lowe
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	SILICON VALLEY BANK
as a Lender

	By:	/s/ Matt Kelty
	Name:	Matt Kelty
	Title:	VP

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

AIB DEBT MANAGEMENT LIMITED:	By:	/s/ Roisin O’Connell
	Name:	Roisin O’Connell
	Title:	Senior Vice President
Investment Advisor to AIB Debt Management, Limited

	By:	/s/ Lauren Bourke
	Name:	Lauren Bourke
	Title:	Assistant Vice President
Investment Advisor to AIB Debt Management, Limited

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	BayernInvest Alternative Loan-Fonds,

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	California Public Employees’ Retirement System,

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	City of New York Group Trust,

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	IBM Personal Pension Plan Trust,

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	INB (L) Flex - Senior Loans,

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	ISL Loan Trust,

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	NEW MEXICO STATE INVESTMENT COUNCIL,

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Voya CLO 2012-3, Ltd.,

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Voya CLO 2012-4, Ltd.,

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Voya CLO 2013-1, Ltd.,

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Voya CLO 2013-2, Ltd.,

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Voya CLO 2013-3, Ltd.,

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Voya CLO 2014-2, Ltd.,

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Voya Floating Rate Fund,

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Voya Investment Trust Co. Plan for Common Trust Funds - Voya Senior Loan Common Trust Fund,

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Voya Investment Trust Co. Plan for Employee Benefit Investment Funds - Voya Senior Loan Trust Fund,

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Voya Prime Rate Trust,

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Voya Senior Income Fund

as a Lender

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Everest Fund LLC
as a Lender

	By:	/s/ Jonathan M. Barnes
	Name:	Jonathan M. Barnes
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Zeus Trading LLC
as a Lender

	By:	/s/ Jonathan M. Barnes
	Name:	Jonathan M. Barnes
	Title:	Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	ARROWOOD INDEMNITY COMPANY ARROWOOD INDEMNITY COMPANY AS ADMINISTRATOR OF THE PENSION PLAN OF ARROWOOD INDEMNITY COMPANY,
each as a Lender

	By:	Babson Capital Management LLC as Investment Adviser

	By:	/s/ Earl Hermann
	Name:	Earl Hermann
	Title:	Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	GE Capital Corporation
as a Lender

	By:	/s/ Jeffrey A. Skinner
	Name:	Jeffrey A. Skinner
	Title:	Duly Authorized Signatory

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	American General Life Insurance Company,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	American Home Assurance Company,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Avalon IV Capital, Ltd.,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Blue Hill CLO, Ltd.,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	BOC Pension Investment Fund,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Diversified Credit Portfolio Ltd.,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Invesco Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Invesco Dynamic Credit Opportunities Fund,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Invesco Floating Rate Fund,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Invesco Senior Income Trust,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Invesco Senior Loan Fund,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Invesco Zodiac Funds - Invesco US Senior Loan Fund,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Kaiser Foundation Hospitals,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Kaiser Permanente Group Trust,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Lexington Insurance Company,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Linde Pension Plan Trust,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Marea CLO, Ltd.,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Medical Liability Mutual Insurance Company,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	National Union Fire Insurance Company of Pittsburgh, Pa.,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Nomad CLO, Ltd.,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	North End CLO, Ltd.,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	QUALCOMM Global Trading Pte. Ltd.,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	The City of New York Group Trust,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	The Variable Annuity Life Insurance Company,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Wasatch CLO Ltd.,

as a Lender

	By:	/s/ Phil Yarrow
	Name:	Phil Yarrow
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Deutsche Floating Rate Fund,

as a Lender

	By:	/s/ Shayna Malnak
	Name:	Shayna Malnak
	Title:	Vice President

	By:	/s/ Eric Meyer
	Name:	Eric Meyer
	Title:	Portfolio Manager

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	George Lucas Family Foundation,

as a Lender

	By:	/s/ Shayna Malnak
	Name:	Shayna Malnak
	Title:	Vice President

	By:	/s/ Eric Meyer
	Name:	Eric Meyer
	Title:	Portfolio Manager

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Mt. Whitney Securities, Inc.,

as a Lender

	By:	/s/ Shayna Malnak
	Name:	Shayna Malnak
	Title:	Vice President

	By:	/s/ Eric Meyer
	Name:	Eric Meyer
	Title:	Portfolio Manager

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	The GWL Living Trust,

as a Lender

	By:	/s/ Shayna Malnak
	Name:	Shayna Malnak
	Title:	Vice President

	By:	/s/ Eric Meyer
	Name:	Eric Meyer
	Title:	Portfolio Manager

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Pioneer Dynamic Credit Fund
Pioneer Floating Rate Fund
Pioneer Floating Rate Trust
Met Investors Series Trust - Pioneer Strategic Income Portfolio
Pioneer Multi-Asset Ultrashort Income Fund

Each as a Lender

	By:	Pioneer Management, Inc.
As advisor to each Lender above

	By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

Ascension Alpha Fund, LLC
Stichting Pensioenfonds Medische Specialisten
Multi Sector Value Bond Fund

Each as a Lender

	By:	Pioneer Institutional Asset Management, Inc.
As advisor to each Lender above

	By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:

OCTAGON INVESTMENT PARTNERS XII, LTD.
By:	Octagon Creditor Investors, LLC
as Collateral Manager

OCTAGON INVESTMENT PARTNERS XIV, LTD.
By:	Octagon Creditor Investors, LLC
as Collateral Manager

OCTAGON INVESTMENT PARTNERS XVI, LTD.
By:	Octagon Creditor Investors, LLC
as Collateral Manager

OCTAGON INVESTMENT PARTNERS XVII, LTD.
By:	Octagon Creditor Investors, LLC
as Collateral Manager

OCTAGON INVESTMENT PARTNERS XVIII, LTD.
By:	Octagon Creditor Investors, LLC
as Collateral Manager

US Bank N.A., solely as trustee of the DOLL Trust
(for Qualified Institutional Investors only),
(and not in its individual capacity)
By:	Octagon Credit Investors, LLC
as Portfolio Manager

Octagon Delaware Trust 2011
By:	Octagon Credit Investors, LLC
as Portfolio Manager

OCTAGON PAUL CREDIT FUND SERIES I, LTD.
By:	Octagon Credit Investors, LLC
as Portfolio Manager

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series 1
(and not in its individual capacity)
By:	Octagon Credit Investors, LLC
as Portfolio Manager

as a Lender

By:	/s/ Gretchen Mohr Lam
Name:	Gretchen Mohr Lam
Title:	Portfolio Manager

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Venture IX CDO, Limited

as a Lender

	By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Venture XVII CLO, Limited,

as a Lender

	By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Venture X CLO, Limited,

as a Lender

	By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	VENTURE XV CLO, Limited,

as a Lender

	By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Venture XVIII CLO, Limited,

as a Lender

	By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Venture XI CLO, Limited,

as a Lender

	By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Venture XII CLO, Limited,

as a Lender

	By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Venture XIII CLO, Limited,

as a Lender

	By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	VENTURE XIV CLO, Limited,

as a Lender

	By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Carlyle Global Market Strategies CLO 2011-1 Ltd.,

as a Lender

	By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Carlyle Global Market Strategies CLO 2012-1 Ltd.,

as a Lender

	By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Carlyle Global Market Strategies CLO 2012-2 Ltd.,

as a Lender

	By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Carlyle Global Market Strategies CLO 2013-3 Ltd.,

as a Lender

	By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Carlyle Global Market Strategies CLO 2013-4 Ltd.,

as a Lender

	By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Carlyle High Yield Partners IX, Ltd.,

as a Lender

	By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	Carlyle Global Market Strategies CLO 2014-1 Ltd.,

as a Lender

	By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDER:	PNC Bank, National Association as a Lender

	By:	/s/ David Bentzinger
	Name:	David Bentzinger
	Title:	Senior Vice President

EPIQ SYSTEMS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT